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                                                                    Exhibit 10.3















             FOURTH AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

                           VISION SOFTWARE TOOLS, INC.


                                NOVEMBER 30, 1999


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                                TABLE OF CONTENTS

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
1.   Registration Rights.......................................................1

     1.1    Definitions........................................................1
     1.2    Request for Registration...........................................2
     1.3    Company Registration...............................................4
     1.4    Obligations of the Company.........................................4
     1.5    Furnish Information................................................5
     1.6    Expenses of Demand Registration....................................6
     1.7    Expenses of Company Registration...................................6
     1.8    Underwriting Requirements..........................................6
     1.9    Delay of Registration..............................................7
     1.10   Indemnification....................................................7
     1.11   Reports Under Securities Exchange Act of 1934......................9
     1.12   Form S-3 Registration..............................................9
     1.13   Assignment of Registration Rights.................................10
     1.14   Limitations on Subsequent Registration Rights.....................10
     1.15   "Market Stand-Off"Agreement.......................................11
     1.16   Amendment of Registration Rights..................................11
     1.17   Termination of Registration Rights................................11

2.   Covenants of the Company.................................................12

     2.1    Delivery of Financial Statements..................................12
     2.2    Inspection........................................................12
     2.3    Termination of Information and Inspection Covenants...............13
     2.4    Right of First Offer..............................................13
     2.5    Negative Covenants................................................14

3.   Miscellaneous............................................................15

     3.1    Successors and Assigns............................................15
     3.2    Governing Law.....................................................15
     3.3    Counterparts......................................................15
     3.4    Titles and Subtitles..............................................15
     3.5    Notices...........................................................15
     3.6    Amendments and Waivers............................................16
     3.7    Severability......................................................16
     3.8    Aggregation of Stock..............................................16
     3.9    Amendment and Restatement of Prior Agreement......................16

4.   Covenants of the Founders................................................16


                               Table of Contents
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                               Table of Contents
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             FOURTH AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT


                  THIS AGREEMENT (the "Agreement") is made as of the 30th day of November, 1999, by and between Vision Software Tools, Inc., a California corporation (the "Company"), the investors listed on Schedule A hereto (each an "Investor" and together "Investors") and, as to certain sections hereof, the founders listed on Schedule B hereto (each a "Founder" and together the "Founders").

                                    RECITALS

                WHEREAS, the Company and those Investors who hold shares of the Company's Series A Preferred Stock (the "Series A Preferred Stock"), Series B Preferred Stock (the "Series B Preferred Stock"), Series C Preferred Stock (the "Series C Preferred Stock"), Series D Preferred Stock (the "Series D Preferred Stock") and Series E Preferred Stock (the "Series E Preferred Stock") are parties to that certain Third Amended and Restated Investors' Rights Agreement dated July 8, 1999 (the "Prior Agreement");

                WHEREAS, the Company wishes to sell shares of its Series F Preferred Stock (the "Series F Preferred Stock") to certain of the Investors and, in connection therewith, desires to grant certain rights to such Investors, as set forth in this Agreement, and such Investors wish to receive such rights;

                WHEREAS, the undersigned holders now desire to amend and restate the Prior Agreement;

                NOW, THEREFORE, THE PARTIES HEREBY AGREE AS FOLLOWS:

        1. Registration Rights. The Company covenants and agrees as follows:

                1.1     Definitions. For purposes of this Agreement:

                        (a) The term "Act" means the Securities Act of 1933, as amended.

                        (b) The term "1934 Act" shall mean the Securities Exchange Act of 1934, as amended.

                        (c) The term "SEC" shall mean the Securities and Exchange Commission.

                        (d) The term "register," "registered," and "registration" refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Act, and the declaration or ordering of effectiveness of such registration statement or document;



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                        (e)     The term "Registrable Securities" means (i) the
Common Stock issuable or issued upon conversion of the Series A Preferred Stock,
(ii) the Common Stock issuable or issued upon conversion of the Series B Preferred Stock, (iii) the Common Stock issuable or issued upon conversion of the Series C Preferred Stock, (iv) the Common Stock issuable or issued upon conversion of the Series D Preferred Stock, (v) the Common Stock issuable or issued upon conversion of the Series E Preferred Stock, (vi) the Common Stock issuable or issued upon conversion of the Series F Preferred Stock, (vii) the shares of Common Stock issued to the Founders in the amounts set forth on Schedule B attached hereto; provided, however, that such shares of Common Stock shall not be deemed Registrable Securities and the aforementioned individuals shall not be deemed Holders for the purposes of Section 1.2, 1.12, 1.13(i) and
1.14 and (vii) any Common Stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued
as) a dividend or other distribution with respect to, or in exchange for or in replacement of the shares referenced in (i), (ii), (iii), (iv), (v), (vi) and
(vii) above, excluding in all cases, however, any Registrable Securities sold by a person in a transaction in which his rights under this Section 1 are not assigned.

                        (f) The number of shares of "Registrable Securities then outstanding" shall be determined by the number of shares of Common Stock outstanding that are Registrable Securities, and the number of shares of Common Stock issuable pursuant to then exercisable or convertible securities that are Registrable Securities.

                        (g) The term "Holder" means any person owning or having the right to acquire Registrable Securities or any assignee thereof in accordance with Section 1.13 hereof; and

                        (h) The term "Form S-3" means such form under the Act as in effect on the date hereof or any registration form under the Act subsequently adopted by the SEC that permits inclusion or incorporation of substantial information by reference to other documents filed by the Company with the SEC.

                        (i) The term "Affiliate" shall refer to any person or entity controlling, controlled by or under common control with such Investors.

                1.2     Request for Registration.

                        (a) If the Company shall receive at any time after 180 days after the effective date of the first registration statement for a public offering of securities of the Company (other than a registration statement relating either to the sale of securities to employees of the Company pursuant to a stock option, stock purchase or similar plan or a SEC Rule 145 transaction), a written request from the Holders of at least thirty percent (30%) of the Registrable Securities then outstanding that the Company file a registration statement under the Act covering the registration of at least twenty percent (20%) of the Registrable Securities then outstanding (or a lesser percentage if the anticipated aggregate offering price, net of underwriting discounts and commissions, would exceed $30,000,000), then the Company shall, within ten (10) days of the receipt thereof, give written notice of such request to all Holders and shall, subject to the limitations of this subsection 1.2, effect as soon as practicable, and in any event shall use its best efforts to effect within 60 days of the receipt of such request, the registration under the Act of all Registrable Securities that



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the Holders request to be registered within twenty (20) days of the mailing of such notice by the Company in accordance with paragraph 3.5.

                        (b) If the Holders initiating the registration request hereunder ("Initiating Holders") intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to this Section 1.2 and the Company shall include such information in the written notice referred to in subsection 1.2(a). The underwriter will be selected by a majority in interest of the Initiating Holders and shall be reasonably acceptable to the Company. In such event, the right of any Holder to include his or her Registrable Securities in such registration shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting (unless otherwise mutually agreed by a majority in interest of the Initiating Holders and such Holder) to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company as provided in subsection 1.4(e)) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Company. Notwithstanding any other provision of this Section 1.2, if the underwriter advises the Initiating Holders in writing that marketing factors require a limitation of the number of shares to be underwritten, then the Initiating Holders shall so advise all Holders of Registrable Securities that would otherwise be underwritten pursuant hereto, and the number of shares of Registrable Securities that may be included in the underwriting shall be allocated among all Holders (electing to include shares in the offering) thereof, including the Initiating Holders, in proportion (as nearly as practicable) to the amount of Registrable Securities of the Company owned by each such Holder; provided, however, that the number of shares of Registrable Securities to be included in such underwriting shall not be reduced unless all other securities are first entirely excluded from the underwriting.

                        (c) Notwithstanding the foregoing, if the Company shall furnish to Holders requesting a registration statement pursuant to this
Section 1.2, a certificate signed by the Chief Executive Officer of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its shareholders for such registration statement to be filed and it is therefore essential to defer the filing of such registration statement, the Company shall have the right to defer taking action with respect to such filing for a period of not more than 90 days after receipt of the request of the Initiating Holders.

                        (d) In addition, the Company shall not be obligated to effect, or to take any action to effect, any registration pursuant to this
Section 1.2:

                                (i)     After the Company has effected two
registrations pursuant to this Section 1.2 and such registrations have been declared or ordered effective;

                                (ii)    During the period starting with the date
sixty (60) days prior to the Company's good faith estimate of the date of filing of, and ending on a date one hundred eighty (180) days after the effective date of, a registration subject to Section 1.3 hereof; provided that the Company is actively employing in good faith all reasonable efforts to cause such registration statement to become effective; or



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                                (iii)   If the Initiating Holders propose to
dispose of shares of Registrable Securities that may be immediately registered on Form S-3 pursuant to a request made pursuant to Section 1.12 below.

                1.3 Company Registration. If (but without any obligation to do so) the Company proposes to register (including for this purpose a registration effected by the Company for shareholders other than the Holders) any of its stock or other securities under the Act in connection with the public offering of such securities (other than a registration relating solely to the sale of securities to participants in a Company stock plan, or a registration on any form that does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities or a registration in which the only Common Stock being registered is Common Stock issuable upon conversion of debt securities or the Company's initial public offering), the Company shall, at such time, promptly give each Holder written notice of such registration. Upon the written request of each Holder given within twenty (20) days after mailing of such notice by the Company in accordance with Section 3.5, the Company shall, subject to the provisions of Section 1.8, cause to be registered under the Act all of the Registrable Securities that each such Holder has requested to be registered.

                1.4     Obligations of the Company. Whenever required under this
Section 1 to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

                        (a) Prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective, and, upon the request of the Holders of a majority of the Registrable Securities registered thereunder, keep such registration statement effective for a period of up to one hundred twenty (120) days or until the distribution contemplated in the Registration Statement has been completed; provided, however, that (i) such 120-day period shall be extended for a period of time equal to the period the Holder refrains from selling any securities included in such registration at the request of an underwriter of Common Stock (or other securities) of the Company; and (ii) in the case of any registration of Registrable Securities on Form S-3 which are intended to be offered on a continuous or delayed basis, such 120-day period shall be extended, if necessary, to keep the registration statement effective until all such Registrable Securities are sold, provided that Rule 415, or any successor rule under the Act, permits an offering on a continuous or delayed basis, and provided further that applicable rules under the Act governing the obligation to file a post-effective amendment permit, in lieu of filing a post-effective amendment which (I) includes any prospectus required by
Section 10(a)(3) of the Act or (II) reflects facts or events representing a material or fundamental change in the information set forth in the registration statement, the incorporation by reference in the registration statement of information required to be included in (I) and (II) above from periodic reports filed pursuant to Section 13 or 15(d) of the 1934 Act.

(b) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Act with respect to the disposition of all securities covered by



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such registration statement.

                        (c) Furnish to the Holders such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

                        (d) Use its best efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders; provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

                        (e) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement.

                        (f) Notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

                        (g) Cause all such Registrable Securities registered pursuant hereunder to be listed on each securities exchange on which similar securities issued by the Company are then listed.

                        (h) Provide a transfer agent and registrar for all Registrable Securities registered pursuant hereunder and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration.

                1.5     Furnish Information.

                        (a) It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Section 1 with respect to the Registrable Securities of any selling Holder that such Holder shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as shall be required to effect the registration of such Holder's Registrable Securities.

                        (b) The Company shall have no obligation with respect to any registration requested pursuant to Section 1.2 or Section 1.12 if, due to the operation of subsection 1.5(a), the number of shares or the anticipated aggregate offering price of the Registrable Securities to be included in the registration does not equal or exceed the number of shares or the anticipated aggregate offering price required to originally trigger the Company's obligation to initiate such registration as specified in subsection 1.2(a) or subsection 1.12(b)(2), whichever is applicable.



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                1.6     Expenses of Demand Registration. All expenses other than
underwriting discounts and commissions incurred in connection with registrations, filings or qualifications pursuant to Section 1.2, including (without limitation) all registration, filing and qualification fees, printers' and accounting fees, fees and disbursements of counsel for the Company
(including the reasonable fees and disbursements of one counsel for the selling Holders), shall be borne by the Company; provided, however, that the Company shall not be required to pay for any expenses of any registration proceeding begun pursuant to Section 1.2 if the registration request is subsequently withdrawn at the request of the Holders of a majority of the Registrable Securities to be registered (in which case all participating Holders shall bear such expenses), unless the Holders of a majority of the Registrable Securities agree to forfeit their right to one demand registration pursuant to Section 1.2.

                1.7 Expenses of Company Registration. The Company shall bear and pay all expenses incurred in connection with any registration, filing or qualification of Registrable Securities with respect to the registrations pursuant to Section 1.3 for each Holder (which right may be assigned as provided in Section 1.13), including (without limitation) all registration, filing, and qualification fees, printers and accounting fees relating or apportionable thereto and the reasonable fees and disbursements of one counsel for the selling Holders selected by them, but excluding underwriting discounts and commissions relating to Registrable Securities.

                1.8 Underwriting Requirements. In connection with any offering involving an underwriting of shares of the Company's capital stock, the Company shall not be required under Section 1.3 to include any of the Holders' securities in such underwriting unless they accept the terms of the underwriting as agreed upon between the Company and the underwriters selected by it, and then only in such quantity as the underwriters determine in their sole discretion will not jeopardize the success of the offering by the Company. If the total amount of securities, including Registrable Securities, requested by shareholders to be included in such offering exceeds the amount of securities sold other than by the Company that the underwriters determine in their sole discretion is compatible with the success of the offering, then the Company shall be required to include in the offering only that number of such securities, including Registrable Securities, that the underwriters determine in their sole discretion will not jeopardize the success of the offering (the securities so included to be apportioned pro rata among the selling shareholders according to the total amount of securities entitled to be included therein owned by each selling shareholder or in such other proportions as shall mutually be agreed to by such selling shareholders); but in no event shall (i) the amount of securities of the selling Holders included in the offering be reduced below twenty percent (20%) of the total amount of securities included in such offering, unless such offering is the initial public offering of the Company's securities, in which case the selling Holders may be excluded if the underwriters make the determination described above and no other shareholder's securities are included, or (ii) notwithstanding (i) above, any shares being



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sold by a shareholder exercising a demand registration right similar to that granted in Section 1.2 be excluded from such offering. For purposes of the preceding parenthetical concerning apportionment for any selling shareholder which is a holder of Registrable Securities and which is a partnership or corporation, the partners, retired partners and shareholders of such holder, or the estates and family members of any such partners and retired partners and any trusts for the benefit of any of the foregoing persons shall be deemed to be a single "selling shareholder", and any pro rata reduction with respect to such "selling shareholder" shall be based upon the aggregate amount of shares carrying registration rights owned by all entities and individuals included in such "selling shareholder".

                1.9 Delay of Registration. No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 1.

                1.10 Indemnification. In the event any Registrable Securities are included in a registration statement under this Section 1:

                        (a) To the extent permitted by law, the Company will indemnify and hold harmless each Holder, any underwriter (as defined in the Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Act or the 1934 Act, against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Act or the 1934 Act insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation"): (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Act, the 1934 Act, or any rule or regulation promulgated under the Act or the 1934 Act, and the Company will pay to each such Holder, underwriter or controlling person, as incurred, any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this subsection 1.10(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability, or action to the extent that it arises out of or is based upon a Violation that occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any such Holder, underwriter or controlling person.

                        (b) To the extent permitted by law, each selling Holder will indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the registration statement,



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each person, if any, who controls the Company within the meaning of the Act, any underwriter, any other Holder selling securities in such registration statement and any controlling person of any such underwriter or other Holder, against any losses, claims, damages, or liabilities (joint or several) to which any of the foregoing persons may become subject, under the Act or the 1934 Act, insofar as such losses, claims, damages, or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such registration; and each such Holder will pay, as incurred, any legal or other expenses reasonably incurred by any person intended to be indemnified pursuant to this subsection 1.10(b), in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this subsection 1.10(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; provided, that, in no event shall any indemnity or contribution under this subsection 1.10 exceed the net proceeds from the offering received by such Holder.

                        (c) Promptly after receipt by an indemnified party under this Section 1.10 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 1.10, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof; provided, however, that an indemnified party (together with all other indemnified parties that may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party of the commencement of any such action, if materially prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 1.10, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 1.10.

                        (d)     If the indemnification provided for in this
Section 1.10 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage, or expense referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage, or expense as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement



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of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

                        (e) Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

                        (f) The obligations of the Company and Holders under this Section 1.10 shall survive the completion of any offering of Registrable Securities in a registration statement under this Section 1, and otherwise.

                1.11 Reports Under Securities Exchange Act of 1934. With a view to making available to the Holders the benefits of Rule 144 promulgated under the Act and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration or pursuant to a registration on Form S-3, the Company agrees to:

                        (a) make and keep public information available, as those terms are understood and defined in SEC Rule 144, at all times after the effective date of the first registration statement filed by the Company for the offering of its securities to the general public;

                        (b) file with the SEC in a timely manner all reports and other documents required of the Company under the Act and the 1934 Act; and

                        (c) furnish to any Holder, so long as the Holder owns any Registrable Securities, forthwith upon request (i) a written statement by the Company that it has complied with the reporting requirements of SEC Rule 144 (at any time after ninety (90) days after the effective date of the first registration statement filed by the Company), the Act and the 1934 Act (at any time after it has become subject to such reporting requirements), or that it qualifies as a registrant whose securities may be resold pursuant to Form S-3 (at any time after it so qualifies), (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the SEC that permits the selling of any such securities without registration or pursuant to such form.

                1.12 Form S-3 Registration. In case the Company shall receive from Holders of at least ten percent (10%) of the Registrable Securities then outstanding a written request that the Company effect a registration on Form S-3 and any related qualification or compliance with respect to all or a part of the Registrable Securities owned by such Holder or Holders, the Company will:

                        (a) promptly give written notice of the proposed registration, and any related qualification or



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compliance, to all other Holders; and

                        (b) as soon as practicable, effect such registration and all such qualifications and compliances as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Holder's or Holders' Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any other Holder or Holders joining in such request as are specified in a written request given within 15 days after receipt of such written notice from the Company; provided, however, that the Company shall not be obligated to effect any such registration, qualification or compliance, pursuant to this section 1.12: (1) if Form S-3 (or any equivalent successor form) is not available for such offering by the Holders; (2) if the Holders, together with the holders of any other securities of the Company entitled to inclusion in such registration, propose to sell Registrable Securities and such other securities (if any) at an aggregate price to the public (net of any underwriters' discounts or commissions) of less than $5,000,000; (3) if the Company shall furnish to the Holders a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its shareholders for such Form S-3 Registration to be effected at such time, in which event the Company shall have the right to defer the filing of the Form S-3 registration statement for a period of not more than 90 days after receipt of the request of the Holder or Holders under this Section 1.12; provided, however, that the Company shall not utilize this right more than once in any twelve month period; (4) if the Company has, within the six (6) month period preceding the date of such request, already effected one registration on Form S-3 for the Holders pursuant to this Section 1.12; or (5) in any particular jurisdiction in which the Company would be required to qualify to do business or to execute a general consent to service of process in effecting such registration, qualification or compliance.

                        (c) Subject to the foregoing, the Company shall file a registration statement covering the Registrable Securities and other securities so requested to be registered as soon as practicable after receipt of the request or requests of the Holders. All expenses incurred in connection with the first two (2) registrations requested pursuant to Section 1.12, including (without limitation) all registration, filing, qualification, printer's and accounting fees and the reasonable fees and disbursements of counsel for the selling Holder or Holders and counsel for the Company, but excluding any underwriters' discounts or commissions associated with Registrable Securities, shall be borne by the Company, while all such expenses incurred in connection with all subsequent registrations pursuant to Section 1.12 shall be borne pro rata by the Holder or Holders participating in the Form S-3 Registration. Registrations effected pursuant to this Section 1.12 shall not be counted as demands for registration or registrations effected pursuant to Section 1.2.

                1.13 Assignment of Registration Rights. The rights to cause the Company to register Registrable Securities pursuant to this Section 1 may be assigned (but only with all related obligations) by a Holder to a transferee or assignee of such securities who either (i) after such assignment or transfer, holds at least 25,000 shares of Registrable Securities (subject to appropriate adjustment for stock splits, stock dividends, combinations and other recapitalizations) or (ii) is a partner, shareholder, subsidiary, affiliate, family member, family trust, or the estate of the Holder making such assignment or transfer, provided the Company is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned; and provided, further, that such assignment shall be effective only if (i) immediately following such transfer the further disposition of such securities by the transferee or assignee is restricted under the Act and (ii) transferee or assignee executes and becomes a party to this Agreement. For the purposes of determining the number of shares of Registrable Securities held by a transferee or assignee, the aggregation rules of Section 3.8 hereof shall apply; provided that all assignees and transferees who would not qualify individually for assignment of registration rights shall have a single attorney-in-fact for the purpose of exercising any rights, receiving notices or taking any action under this Section 1.

                1.14 Limitations on Subsequent Registration Rights. From and after the date of this Agreement, the Company shall not, without the prior written consent of the Holders of a majority of the outstanding Registrable Securities, enter into any agreement with any holder or prospective holder of any securities of the Company which would allow such holder or prospective holder (a) to include such securities in any registration filed under Section
1.2 hereof, unless under the terms of such agreement, such holder or prospective holder may include such securities in any such registration only to the extent that the inclusion of his securities will not reduce the amount of the Registrable Securities of the Holders which is included or (b) to make a demand registration which could result in such registration statement being declared effective prior to 180 days after the effective date of any registration effected pursuant to subsection 1.2(a).

                1.15 "Market Stand-Off" Agreement. Each Investor and Founder hereby agrees that, during the period of duration specified by the Company and an underwriter of common stock or other securities of the Company, following the date of the first sale to the public pursuant to a registration statement of the Company filed under the Act, it shall not, to the extent requested by the Company and such underwriter, directly or indirectly sell, offer to sell, contract to sell (including, without limitation, any short sale), grant any option to purchase or otherwise transfer or dispose of (other than to donees who agree to be similarly bound) any securities of the Company held by it at any time during such period except common stock included in such registration and any common stock of the Company purchased by such investor in such first underwritten sale of securities to the public or purchased subsequent to such sale in an open market transaction; provided, however, that:

                        (a) all executive officers and directors of the Company and shareholders owning more than two percent (2%) of the Company's capital stock enter into similar agreements; and

                        (b) such market stand-off time period shall not exceed 180 days.

                In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to the Registrable Securities of each Investor and Founder

(and the shares or securities of every other person subject to the foregoing restriction) until the end of such period.

                Notwithstanding the foregoing, the obligations described in this
Section 1.15 shall not apply to a registration relating solely to employee benefit plans on Form S-l or Form S-8 or similar forms which may be promulgated in the future, or a registration relating solely to a Commission Rule 145 transaction.

                1.16    Amendment of Registration Rights. Any provision of this
Section 1 may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the holders of a majority of the Registrable Securities (excluding Registrable Securities held by the Founders) then outstanding; provided, however, that in the event such amendment or waiver adversely affects the rights and/or obligations of the Founders under this Section 1 in a different manner than the other Holders, such amendment or waiver shall also require the written consent of the Founders. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each holder of any Registrable Securities then outstanding, each future holder of all such Registrable Securities, and the Company.

                1.17 Termination of Registration Rights. (a) No Holder shall be entitled to exercise any right provided for in this Section 1 after five (5) years following the consummation of the sale of securities pursuant to a registration statement filed by the Company under the Act in connection with the initial firm commitment underwritten offering of its securities to the general public.

                        (b) In addition, the right of any Holder to request registration or inclusion in any registration pursuant to Section 1.3 shall terminate on the closing of the first Company-initiated registered public offering of Common Stock of the Company if all shares of Registrable Securities held or entitled to be held upon conversion by such Holder may immediately be sold under Rule 144 during any 90-day period, or on such date after the closing of the first Company-initiated registered public offering of Common Stock of the Company as all shares of Registrable Securities held or entitled to be held upon conversion by such Holder may immediately be sold under Rule 144 during any 90-day period.

        2.      Covenants of the Company.

                2.1     Delivery of Financial Statements.

                        (a) The Company shall deliver to each Investor holding Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, Series E Preferred Stock and Series F Preferred Stock as soon as practicable, but in any event within ninety (90) days after the end of each fiscal year of the Company, an income statement for such fiscal year, a balance sheet of the Company and statement of shareholder's equity as of the end of such year, and a statement of cash flows for such year, such year-end financial reports to be in reasonable detail, prepared in accordance with generally accepted accounting principles ("gaap"), and audited and certified by independent public accountants of nationally recognized standing selected by the Company.

                        (b) The Company shall deliver to each Investor that holds at least 50,000 shares of Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, Series E Preferred Stock or Series F Preferred Stock (or Common Stock issued upon conversion thereof, and as adjusted for subsequent stock splits, recombinations or reclassifications), within thirty
(30) days of the end of each quarter, an unaudited income statement and statement of cash flows and balance sheet for and as of the end of such quarter, in reasonable detail; and within fifteen (15) days prior to the end of each fiscal year, a budget for the next fiscal year.

                        (c) Each Investor agrees that information obtained by such Investor pursuant to this Section 2.1 that is or would reasonably be perceived to be proprietary to the Company will not be disclosed by such Investor without the prior written consent of the Company.

                2.2 Inspection. So long as any Investor holds any shares of Preferred Stock (or Common Stock issued upon conversion thereof), the Company shall permit such Investor, at such Investor's expense, to visit and inspect the Company's properties, to examine its books of account and records, and to discuss the Company's affairs, finances and accounts with its officers, all at such reasonable times as may be requested by the Investor. Each Investor agrees that information obtained by such Investor pursuant to this Section 2.2 that is or would reasonably be perceived to be proprietary to the Company will not be disclosed by such Investor without the prior written consent of the Company.

                2.3 Termination of Information and Inspection Covenants. The covenants set forth in Sections 2.1 and 2.2 shall terminate as to Investors and be of no further force or effect when the sale of securities pursuant to a registration statement filed by the Company under the Act in connection with the underwritten offering of its securities to the general public is consummated, or when the Company first becomes subject to the periodic reporting requirements of Sections 12(g) or 15(d) of the 1934 Act, whichever event shall first occur.

                2.4 Right of First Offer. Subject to the terms and conditions specified in this paragraph 2.4, the Company hereby grants to each Investor a right of first offer with respect to future sales by the Company of its Shares (as hereinafter defined). For purposes of this Section 2.4, Investor shall mean any holder of (i) the Company's Series B Preferred Stock or the Common Stock into which it converts, (ii) the Company's Series C Preferred Stock or the Common Stock into which it converts, (iii) the Company's Series D Preferred Stock or the Common Stock into which it converts, (iv) the Company's Series E Preferred Stock or the Common Stock into which it converts, or (v) the Company's Series F Preferred Stock or the Common Stock into which it converts. For purposes of this Section 2.4, Investor includes any general partners and affiliates of an Investor. An Investor shall be entitled to apportion the right of first offer hereby granted it among itself and its partners and affiliates in such proportions as it deems appropriate.

                Each time the Company proposes to offer any shares of, or securities convertible into or exercisable for any shares of, any class of its capital stock ("Shares"), the Company shall first make an offering of such Shares to each Investor in accordance with the following provisions:

                        (a) The Company shall deliver a notice by certified mail ("Notice") to the Investors stating (i) its bona fide intention to offer such Shares, (ii) the number of such Shares to be offered, and (iii) the price and terms, if any, upon which it proposes to offer such Shares.

                        (b) By written notification received by the Company within 20 calendar days after giving of the Notice, the Investor may elect to purchase or obtain, at the price and on the terms specified in the Notice, up to that portion of such Shares which equals the proportion that the number of shares of Common Stock issued and held, or issuable upon conversion of the Preferred Stock then held, by such Investor bears to the total number of shares of Common Stock issued and held, or issuable upon conversion of the Preferred Stock then held, by all the Investors. The Company shall promptly, in writing, inform each Investor which purchases all the shares available to it ("Fully-Exercising Investor") of any other Investor's failure to do likewise. During the ten-day period commencing after such information is given, each Fully-Exercising Investor shall be entitled to obtain that portion of the Shares for which Investors were entitled to subscribe but which were not subscribed for by the Investors which is equal to the proportion that the number of shares of Common Stock issued and held, or issuable upon conversion of the Preferred Stock then held, by such Fully-Exercising Investor bears to the total number of shares of Common Stock issued and held, or issuable upon conversion of the Preferred Stock then held, by all Fully-Exercising Investors who wish to purchase some of the unsubscribed shares.

                        (c) If all Shares which Investors are entitled to obtain pursuant to subsection 2.4(b) are not elected to be obtained as provided in subsection 2.4(b) hereof, the Company may, during the 30-day period following the expiration of the period provided in subsection 2.4(b) hereof, offer the remaining unsubscribed portion of such Shares to any person or persons at a price not less than, and upon terms no more favorable to the offeree than those specified in the Notice. If the Company does not enter into an agreement for the sale of the Shares within such period, or if such agreement is not consummated within 30 days of the execution thereof, the right provided hereunder shall be deemed to be revived and such Shares shall not be offered unless first reoffered to the Investors in accordance herewith.

                        (d) The right of first offer in this paragraph 2.4 shall not be applicable (i) to the issuance or sale of common stock (or options therefor) to employees, directors or consultants for the primary purpose of soliciting or retaining their employment or services, (ii) to or after consummation of an underwritten public offering of shares of common stock, registered under the Act, (iii) the issuance of securities pursuant to the conversion or exercise of convertible or exercisable securities, (iv) the issuance of securities in connection with a bona fide business acquisition of or by the Company, whether by merger, consolidation, sale of assets, sale or exchange of stock or otherwise, (v) the issuance of stock, warrants or other securities or rights to persons or entities with which the Company has business relationships provided such issuances are determined by the Board of Directors to be for other than primarily equity financing purposes, (vi) the issuance and sale of up to 5,000,000 shares of Series E Preferred Stock, or (vii) the issuance and sale of up to 4,000,000 shares of Series F Preferred Stock.

                        (e)     The right of first offer set forth in this
Section 2.4 may be assigned (but only with all related obligations) by an Investor to a transferee or assignee of such securities who either (i) after such assignment or transfer, holds at least 25,000 shares of Registrable Securities (subject to appropriate adjustment for stock splits, stock dividends, combinations and other recapitalizations) or (ii) is a partner, shareholder, subsidiary, affiliate, family member, family trust, or the estate of the Investor making such assignment or transfer, provided the Company is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such rights are being assigned; and provided, further, that such assignment shall be effective only if (i) immediately following such transfer the further disposition of such securities by the transferee or assignee is restricted under the Act and (ii) transferee or assignee agrees to be bound by the terms of this Agreement. For the purposes of determining the number of shares of Registrable Securities held by a transferee or assignee, the aggregation rules of Section 3.8 hereof shall apply; provided that all assignees and transferees who would not qualify individually for assignment of registration rights shall have a single attorney-in-fact for the purpose of exercising any rights, receiving notices or taking any action under this
Section 2.4.

                2.5 Negative Covenants. So long as not less than fifty percent (50%) of each of the Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, Series E Preferred Stock and Series F Preferred Stock is still outstanding, the Company shall not, without the approval of the Board of Directors of the Company or a committee of such Board of Directors:

                        (a) hire or establish the compensation of any officers including any vice presidents of the Company;

                        (b)     adopt any stock option or stock issuance plan;

                        (c) issue any capital stock of the Company or options to purchase such capital stock;

                        (d) adopt the Company's annual budget and business and financial plan;

                        (e) enter into any material real estate leases or purchase any real estate; or

                        (f) subject the Company to any obligation or commitment, including capital equipment leases or purchases, that exceeds $50,000 and is not set forth in the most recent business plan or annual budget approved by the Board of Directors.

                The covenants set forth in this Section 2.5 shall terminate and be of no further force or effect when the sale of securities pursuant to a registration statement filed by the Company under the Act in connection with the underwritten offering of its securities to the general public is consummated.

        3.      Miscellaneous.

                3.1 Successors and Assigns. Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties (including transferees of any Securities). Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

                3.2 Governing Law. This Agreement shall be governed by and construed under the laws of the State of California as applied to agreements among California residents entered into and to be performed entirely within California.

                3.3 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                3.4 Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

                3.5 Notices. All notices and other communications required or permitted under this Agreement shall be in writing and shall be delivered to the parties at the address set forth on the signature pages hereto, or at such other address that they designate by notice to all other parties in accordance with this Section 3.5. All notices and communications shall be deemed to have been received: (i) in the case of personal delivery, on the date of such delivery; (ii) in the case of telex or facsimile transmission, on the date on which the sender receives confirmation by telex or facsimile transmission that such notice was received by the addressee, provided that a copy of such transmission is additionally sent by mail as set forth in (iv) below; (iii) in the case of overnight air courier, on the second business day following the day sent, with receipt confirmed by the courier; and (iv) in the case of mailing by first class certified or registered mail, postage prepaid, return receipt requested, on the fifth business day following such mailing.

                3.6     Amendments and Waivers. Except as otherwise provided in
Section 1.16, any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the holders of at least a majority of the Common Stock issued or issuable upon conversion of the Series A, Series B, Series C, Series D, Series E Preferred Stock or Series F Preferred Stock; provided, however, that to the extent a Founder's rights under this Agreement, would be adversely affected by such amendment, such Founder must by written consent approve such amendment.

                3.7 Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement, and the balance of the Agreement shall be interpreted as if such provision were so excluded, and shall be enforceable in accordance with its terms.

                3.8 Aggregation of Stock. All shares of the Preferred Stock or Common Stock of the Company held or acquired by affiliated shareholders shall be aggregated together for the purpose of determining the availability of any rights under this Agreement. For purposes of the foregoing, the shares held by any shareholder that (i) is a partnership or corporation shall be deemed to include shares held by the partners, retired partners and shareholders of such holder or members of the "immediate family" (as defined below) of any such partners, retired partners and shareholders, and any custodian or trustee for the benefit of any of the foregoing persons and (ii) is an individual shall be deemed to include shares held by any members of the shareholder's immediate family ("immediate family" shall include any spouse, father, mother, brother, sister, lineal descendant of spouse or lineal descendant) or to any custodian or trustee for the benefit of any of the foregoing persons.

                3.9 Amendment and Restatement of Prior Agreement. The parties to the Prior Agreement hereby agree that this Agreement amends and restates the Prior Agreement and that the rights and covenants provided herein set forth the sole and entire agreement between the Company and the Investors with respect to the subject matter hereof.

        4. Covenants of the Founders. Subject to the terms and conditions specified in this Section 4, each time a

Founder proposes to sell any shares of capital stock of the Company held by such Founder, including any securities convertible into or exercisable for any shares of the Company's capital stock ("Founder Stock"), such Founder shall first receive the written consent of the holders of two-thirds (2/3) of the Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock, voting together on an as-converted to Common Stock basis.

                Notwithstanding the foregoing, the restrictions of this
Section 4 shall not apply to (i) the sale of any shares of Founder Stock (A) to the public pursuant to a registration statement filed with, and declared effective by, the SEC under the Act, (B) to the Company or (C) in connection with the acquisition of the Company by another entity by means of any transaction or series of related transactions (including, without limitation, any reorganization, merger or consolidation) provided, however, that immediately after such acquisition the shareholders of the acquiring entity hold at least 50% of the voting power of the surviving or acquiring entity, or (ii) the sale by a Founder of up to a total of 10% of his Founder Stock, which in the case of Naren Bakshi shall be no more than a total of 80,000 shares of Common Stock and in the case of Kevin Tweedy shall be no more than a total of 70,000 shares of Common Stock.

                The provisions of this Section 4 shall terminate upon the earlier of (i) the closing of a public offering pursuant to an effective registration statement under the Act, covering the offer and sale of the Company's Common Stock or (ii) the closing of the Company's sale of all or substantially all of its assets or the acquisition of the Company by another entity by means of merger or consolidation resulting in the exchange of the outstanding shares of the Company's capital stock for securities or consideration issued, or caused to be issued, by the acquiring entity or its subsidiary provided, however, that immediately after such acquisition the shareholders of the acquiring entity hold at least 50% of the voting power of the surviving or acquiring entity.

                IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors' Rights Agreement as of the date first above written.

                                        COMPANY:

                                        VISION SOFTWARE TOOLS, INC.


                                        ---------------------------------------
                                        John A. Hewitt, Jr., President and
                                        Chief Executive Officer

                                        2101 Webster Street, 8th Floor
                                        Oakland, CA  94612


                                        ---------------------------------------
                                        FOUNDERS:


                                        ---------------------------------------
                                        Naren Bakshi


                                        ---------------------------------------
                                        Kevin Tweedy










                  SIGNATURE PAGE TO VISION SOFTWARE TOOLS, INC.
             FOURTH AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

                IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors' Rights Agreement as of the date first above written.


Print Name of Investor: ____________________________________


AUTHORIZED SIGNATURE: ______________________________________

Print Title (if applicable): _______________________________


Print name of any joint investor
or other person whose
signature is required: _____________________________________


SIGNATURE: _________________________________________________

Title (if applicable): _____________________________________


Address: ___________________________________________________

         ___________________________________________________













                  SIGNATURE PAGE TO VISION SOFTWARE TOOLS, INC.
             FOURTH AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

                                   SCHEDULE A

                                    Investors


Alta V Limited Partnership
Attractor Institutional LP
Attractor LP
Attractor Offshore Ltd.
Attractor QP LP
Attractor Ventures LLC
BancBoston Capital Inc.
Brobeck, Phleger & Harrison LLP
Charles River Partnership VII
Customs House Partners
CP Ships Holdings Inc.
Robert Davoli
Lee Decker
Heinz-Dieter Dietrich
DRW Investors L.L.C.
Michael & Judith Elam Trustees for Elam
Properties Inc. Defined Benefit Plan
Kevin B. Ferrell
Galleon Omni Fund
The Goldman Sachs Group, Inc.
Elliot Gordon
H& Q Vision Investors, L.P.
H&R Development Corp
H&W Development Corp
Hambrecht & Quist Employee Venture
Fund, L.P., II
Val and Gloria Huber, Joint Tenants
Surendra V. Jain and Kala S. Jain
John W. Larson
Paul H. Levine Family Limited Partnership
Mehta Family Partners, L.P.
Michael Mohr, Trustee Andreessen 1996
Living Trust dtd 2/1/96
Morgenthaler Venture Partners IV, LP
Needham Emerging Growth Partners, L.P.
James Noak
Online Enterprises Inc.
Ian Osbourne
Hira N. Patel
Ravi Pather



                                   Schedule A

Dr. Hasso Plattner
Roy Prasad
Raj Rajaratnam
Kanwal S. Rekhi and Ann H. Rekhi as Trustees of the Rekhi Family Trust DTD 12/15/1989
J.F. Shea Co., Inc., as Nominee 1994-35
Sigma Associates V, L.P.
Sigma Investors V, L.P.
Sigma Partners V, L.P.
Prithipal Singh and Rajinder Kaur Singh
 Trustees, Singh Family Trust, UDT 4/7/86
C.V. Sofinnova Ventures Partners III
Stone Street Fund 1999, L.P.
Vijay Vashee
Vasteras Systemkonsult AB
Vulcan Ventures Inc.
Jeffrey Williams
R.H. Williams





                                   Schedule A

                                   SCHEDULE B

                                    Founders


Name                                            Registrable Securities
Naren Bakshi                                    600,000 shares of Common Stock
Kevin Tweedy                                    600,000 shares of Common Stock











                                   Schedule B